ING USA Annuity and Life Insurance Company

Separate Account B of ING USA Annuity and Life Insurance Company

Separate Account EQ of ING USA Annuity and Life Insurance Company

ReliaStar Life Insurance Company of New York

Separate Account NY-B of ReliaStar Life Insurance Company of New York

Supplement dated January 18, 2006 to your current variable annuity prospectus

Deferred Combination Variable and Fixed Annuity Contracts

issued by

ING USA Annuity and Life Insurance Company

and

ReliaStar Life Insurance Company of New York

The information in this supplement updates and amends certain information contained in the above referenced prospectuses. You should read and keep this supplement along with the prospectus.

Effective January 3, 2006, ING Investment Management Co. replaced Baring International Investment Limited as subadvisor for the ING Global Resources Portfolio.

138792 - ING USA RLNY	Page 1	01/18/06